SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549


                            FORM 8-K

                         CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(d) OF
               THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  JULY 1, 2003



                 DETWILER, MITCHELL & CO.
  ------------------------------------------------------
  (Exact name of registrant as specified in its charter)


  DELAWARE                   0-12926              95-2627415
------------------- ------------------       ----------------------
(State or other      (Commission File        (I.R.S. Employer
jurisdiction of        Number)               Identification No.)
incorporation or
organization)


           225 FRANKLIN STREET
                BOSTON, MA                                02110
     ----------------------------------------      ------------------
    (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code 617-451-0100



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ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE

      Effective July 1, 2003, (the "Company") announced that it's Board of Directors voted unanimously to begin the process for the immediate deregistration of the Company's Common Stock with the Securities and Exchange Commission and had requested that its listings with the Nasdaq SmallCap Market and the Pacific Exchange be voluntarily withdrawn. The Company also announced preliminary financial data for the second quarter of 2003.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits.

               The following exhibit is filed herewith:

                    99.1 Press release issued July 1, 2003.



                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   DETWILER, MITCHELL & CO.
                                   ------------------------
                                        (Registrant)



July 2, 2003                      /s/ James K. Mitchell
-------------                    -------------------------------------
 Date                            James K. Mitchell
                                 Chairman and Chief Executive Officer


July 2, 2003                      /s/ Stephen D. Martino
-------------                    -------------------------------------
 Date                            Stephen D. Martino
                                 Chief Financial Officer and
                                 Principal Accounting Officer



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